SUPPLEMENT DATED OCTOBER 27, 2003 TO
                THE TRAVELERS SERIES TRUST: LAZARD INTERNATIONAL STOCK PORTFOLIO
                                                    PROSPECTUS DATED MAY 1, 2003


The following information supplements the information in The Travelers Series
Trust: Lazard International Stock Portfolio prospectus. Please retain this supplement and keep it with the prospectus for future reference.

Herbert W. Gullquist, Managing Director and Chief Investment Officer of Lazard Asset Management LLC ("Lazard"), the subadvisor of the Portfolio, has announced that, effective December 31, 2003, he will retire from Lazard. The Portfolio will continue to be managed on a team basis, with the other persons listed in the Prospectus primarily responsible for the day-to-day management of the Portfolio's assets.


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